UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2019 (March 4, 2019)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400 Jersey City, New Jersey 07311
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

As previously disclosed, on February 21, 2019, certain wholly-owned subsidiaries of Mack-Cali Realty, L.P. (the “Company”), the operating partnership through which Mack-Cali Realty Corporation (the “General Partner”) conducts substantially all of its operations, entered into two (2) agreements of purchase and sale (collectively, the “Agreements”) with RMC Acquisition Entity, LLC (the “Purchaser”), a Delaware limited liability company affiliated with the Robert Martin Company, LLC (“RMC”) for the sale of all of the Company’s right, title and interest in and to certain fee and leasehold interests in a portfolio of 56 office/flex buildings and associated real property located in Westchester County, New York and Stamford, Connecticut aggregating approximately 3.1 million square feet of office/flex space, including certain space leases, service contracts, personal property and motor vehicles connected with the aforementioned properties (collectively, the “Flex Portfolio”) for an aggregate purchase price of $487,500,000 (the “Purchase Price”), including earnest money of $5,000,000. The material terms of the Agreements were disclosed in the Current Report on Form 8-K of the General Partner and the Company filed with the Securities and Exchange Commission on February 27, 2019 and incorporated herein by reference.

On March 4, 2019, the wholly-owned subsidiaries of the Company and the Purchasers entered into amended and restated Agreements (the “Amended and Restated Agreements”) that provide for the expiration of the due diligence period on March 4, 2019, subject to certain environmental evaluation matters at certain properties, and other technical amendments to the Agreements. In connection with the entry into the Amended and Restated Agreements, on March 4, 2019, the Company also entered into an OP Unit Redemption Agreement  (the “Redemption Agreement”) with certain affiliates of the Purchasers (the “Redeeming Unit Holders”) who are the holders of common units of limited partnership interests in the Company (the “Common Units”). Pursuant to the Redemption Agreement, the Redeeming Unit Holders may tender to the Company approximately $6.6 million of Common Units in partial payment of the Purchase Price, such Common Units to be valued based upon the average closing price per share of the common stock, $0.01 par value per share, of the General Partner (the “Common Stock”), as reported on the New York Stock Exchange for the period of five (5) consecutive trading days through and including the date which is three (3) business days prior to the closing of the sale of the Flex Portfolio.

The closing of the sale of the Flex Portfolio remains subject to normal and customary undertakings, covenants, obligations and closing conditions. The Company anticipates completing the sale of the Flex Portfolio during the first half of 2019.

Copies of the Amended and Restated Agreements and the Redemption Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Cautionary Statements

This Current Report on Form 8-K, including the exhibits filed herewith, contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of various factors, including those listed in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by U.S. federal securities laws, the Company does not intend to update any of the forward-looking statements to reflect circumstances or events that occur after the statements are made or to conform the statements to actual results. The information contained in this Current Report on Form 8-K, including the exhibits filed herewith, should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01                                           Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

10.1

Amended and Restate Agreement of Sale and Purchase, dated March 4, 2019, by and between Mack-Cali CW Realty Associates L.L.C., Cross Westchester Realty Associates L.L.C., Clearbrook Road Associates L.L.C., So. Westchester Realty Associates L.L.C., Mack-Cali So. West Realty Associates L.L.C., 225 Corporate Realty L.L.C., 3 Odell Realty L.L.C. Mid-Westchester Realty Associates L.L.C., Mack-Cali Mid-West Realty Associates L.L.C., Skyline Realty L.L.C., 12 Skyline Associates L.L.C., 5/6 Skyline Realty L.L.C. and Talleyrand Realty Associates L.L.C., collectively, as seller, and RMC Acquisition Entity, LLC, as purchaser.

10.2	Amended and Restated Agreement of Sale and Purchase, dated March 4, 2019, by and between West Avenue Realty Associates L.L.C., as Seller, and RMC Acquisition Entity, LLC, as purchaser.

10.3

OP Unit Redemption Agreement, dated March 4, 2019, by and among Mack-Cali Realty, L.P., Mack-Cali CW Realty Associates L.L.C., Mack-Cali So. West Realty Associates L.L.C., Brad W. Berger Revocable Trust, Greg Berger, Robert F. Weinberg 2013 Trust and RFW Management Inc.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1

Amended and Restate Agreement of Sale and Purchase, dated March 4, 2019, by and between Mack-Cali CW Realty Associates L.L.C., Cross Westchester Realty Associates L.L.C., Clearbrook Road Associates L.L.C., So. Westchester Realty Associates L.L.C., Mack-Cali So. West Realty Associates L.L.C., 225 Corporate Realty L.L.C., 3 Odell Realty L.L.C. Mid-Westchester Realty Associates L.L.C., Mack-Cali Mid-West Realty Associates L.L.C., Skyline Realty L.L.C., 12 Skyline Associates L.L.C., 5/6 Skyline Realty L.L.C. and Talleyrand Realty Associates L.L.C., collectively, as seller, and RMC Acquisition Entity, LLC, as purchaser.

10.2	Amended and Restated Agreement of Sale and Purchase, dated March 4, 2019, by and between West Avenue Realty Associates L.L.C., as Seller, and RMC Acquisition Entity, LLC, as purchaser.

10.3

OP Unit Redemption Agreement, dated March 4, 2019, by and among Mack-Cali Realty, L.P., Mack-Cali CW Realty Associates L.L.C., Mack-Cali So. West Realty Associates L.L.C., Brad W. Berger Revocable Trust, Greg Berger, Robert F. Weinberg 2013 Trust and RFW Management Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 7, 2019	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: March 7, 2019	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary